Exhibit 99.1

Cancer Genetics and StemoniX Announce Joint

Proof-of-Concept Program

RUTHERFORD, N.J., and MAPLE GROVE, MN, September 3, 2020 — Cancer Genetics, Inc. (Nasdaq: CGIX), a leader in drug discovery and preclinical oncology and immuno-oncology services, and StemoniX, Inc., a company empowering the discovery of new medicines through the convergence of novel human biology and software technologies, today announced a joint proof-of-concept program.

StemoniX and vivoPharm®, a subsidiary of Cancer Genetics, recently launched a joint proof-of-concept program to assess CNS (central nervous system) safety and toxicity of novel compounds. The Companies believe that combining capabilities and technologies from each team will save time, drive cost efficiency, and de-risk decisions, thereby establishing higher confidence in drug development success. The parties anticipate that the alliance will demonstrate the expertise of each company and be a first step for continuing to push forward and develop cutting edge drug discovery efforts.

“Our goal, in conjunction with StemoniX, is to create and offer the best-in-class and most innovative drug discovery solutions to our customers, which include leading biopharma organizations. Through the full service testing in our vivoPharm business, we are working toward de-risking the clinical and preclinical drug development pipeline,” said Jay Roberts, Chief Executive Officer of Cancer Genetics. “Furthermore, the relationship sets the stage for future projects leveraging our respective core competencies.”

Ping Yeh, Chief Executive Officer of StemoniX stated, “We are pleased to be aligning with Cancer Genetics. The experience of the vivoPharm team coupled with their existing relationships with the world’s leading biopharma companies will allow us to expand our reach into new areas. Taking the results from our initial studies and advancing them into in-vivo models augments the work we have completed with StemoniX microBrain® 3D, our functional in-vitro human neural model for high-throughput screening and drug candidate selection.  We are excited to have a partner who can provide the necessary additional testing for ‘data ready’ packages required in the regulatory approval process.”

Cancer Genetics and StemoniX will look to pursue follow-on projects to further demonstrate how a combined approach brings high value to clients in the form of a complete end-to-end solution.

ABOUT CANCER GENETICS

Through its vivoPharm subsidiary, Cancer Genetics offers proprietary preclinical test systems supporting clinical diagnostic offerings at early stages valued by the pharmaceutical industry, biotechnology companies, and academic research centers. The Company is focused on precision and translational medicine to drive drug discovery and novel therapies. vivoPharm specializes in conducting studies tailored to guide drug development, starting from compound libraries and ending with a comprehensive set of in vitro and in vivo data and reports, which are needed for Investigational New Drug filings. vivoPharm operates in the Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) accredited and GLP compliant audited facilities. For more information, please visit www.cancergenetics.com.

ABOUT STEMONIX, INC.

StemoniX is empowering the discovery of new medicines through the convergence of novel human biology and software technologies. StemoniX develops and manufactures high-density, at-scale human induced pluripotent stem (iPS) cell-derived neural and cardiac screening platforms for drug discovery and development. Predictive, accurate, and consistent, these human models enable scientists to quickly and economically conduct research with improved outcomes in a simplified workflow. Through collaborations with drug discovery organizations, StemoniX tests compounds in-house, creates new cell-based disease models, and operationalizes custom human iPS models at large scale for high-throughput screening. With leading-edge iPSC technologies, StemoniX is helping global institutions bring the most promising medicines to patients. To learn more about how StemoniX products and services are accelerating discoveries, please visit www.StemoniX.com.

For more information, please visit or follow CGI at:

Internet: www.cancergenetics.com

Twitter: @Cancer_Genetics

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger between Cancer Genetics (“CGIX”) and StemoniX (the “Merger”), CGIX and StemoniX intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF CGIX AND STEMONIX ARE URGED TO READ THESE MATERIALS (AS WELL AS AMENDMENTS AND SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CGIX, STEMONIX AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by CGIX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CGIX by directing a written request to: Cancer Genetics, Inc., c/o John A. Roberts, Chief Executive Officer, 201 Route 17 North 2nd Floor, Rutherford, NJ 07070. Investors and security holders are urged to read the Registration Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CGIX and its directors and executive officers and StemoniX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGIX in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of CGIX and their ownership of shares of CGIX's common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 29, 2020, and in subsequent documents to be filed with the SEC, including the Registration Statement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the Registration Statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at CGIX at the address described above.

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to Cancer Genetics Inc.’s expectations regarding future financial and/or operating results, potential for the collaboration with StemoniX and Mendel Health and potential for our services, future revenues or growth, or the potential for future strategic transactions in this press release constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in our attempts to adapt to the global coronavirus pandemic, achieve profitability by increasing sales of our pre-clinical services,, maintain our existing customer base and avoid cancellation of customer contracts or discontinuance of trials, raise capital to meet our liquidity needs, properly evaluate strategic options, and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended June 30, 2020, along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

Investor Contacts:

Jennifer K. Zimmons. Ph.D.

Investor Relations

Zimmons International Communications, Inc.

Email: jzimmons@zimmonsic.com

Phone: +1.917.214.3514